UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: September 25, 2003

                       Date of Report: September 25, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



                Delaware                001-11331                 43-1698480
                Delaware                333-06693                 43-1742520
                Delaware                000-50182                 43-1698481
                Delaware                000-50183                 14-1866671
         -----------------------     -----------------     ---------------------
           (States or other           Commission file        (I.R.S. Employer
           jurisdictions of               numbers              Identification
           incorporation or                                         Nos.)
             organization)





                   One Liberty Plaza, Liberty, Missouri 64068

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 9.  REGULATION FD DISCLOSURE

         On Friday, September 26, 2003, we anticipate that Kevin T. Kelly, the company's Senior Vice President and Chief Financial Officer will appear live on CNN Financial News' show "The Money Gang," as broadcasted from 1:00 p.m. to 3:00 p.m. Eastern Time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: September 25, 2003                   By  /s/ Kevin T. Kelly
                                               --------------------------------
                                               Kevin T. Kelly
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)




                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: September 25, 2003                   By  /s/ Kevin T. Kelly
                                               --------------------------------
                                               Kevin T. Kelly
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)




                                           FERRELLGAS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: September 25, 2003                   By  /s/ Kevin T. Kelly
                                               ---------------------------------
                                               Kevin T. Kelly
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)




                                           FERRELLGAS FINANCE CORP.


Date: September 25, 2003                   By  /s/ Kevin T. Kelly
                                               --------------------------------
                                               Kevin T. Kelly
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)